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                                   MAS FUNDS

    Supplement dated June 5, 1997 to the Statement of Additional Information
                             dated January 31, 1997


This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with such Statement of Additional Information.

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The following information replaces the fifth paragraph of the Portfolio
Transactions section located on page 32 of the Statement of Additional
Information:

On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. As an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers. The Fund paid $453,834 in brokerage commissions to affiliates for $191,758,624 of brokered transactions for the fiscal year ended September 30, 1996.